UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2024

Packaging Corporation of America

(Exact name of registrant as specified in its charter)

Delaware	1-15399	36-4277050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 N. Field Court, Lake Forest, Illinois 60045

(Address of Principal Executive Offices, including Zip Code)

(847) 482-3000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PKG	New York Stock Exchange

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 8, 2024, the stockholders of Packaging Corporation of America (“PCA”) approved the Second Amended and Restated 1999 Long-Term Equity Incentive Plan (the “Plan”). A description of the Plan was included in Item 3 of PCA’s Proxy Statement for the 2024 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 28, 2024 (the “Proxy Statement”) under the caption “Summary of the Plan” and all sub captions thereunder, as supplemented by PCA’s Supplement to Proxy Statement filed with the Securities and Exchange Commission on April 3, 2024 under the caption “Supplemental Disclosure Concerning Item No. 3.” The full text of the Plan was attached as Appendix B to the Proxy Statement. Such summary and the text of the Plan are incorporated by reference into this Item 5.02.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 8, 2024, Packaging Corporation of America (“PCA”) held its 2024 Annual Meeting of Stockholders, at which the following proposals were voted upon and approved by PCA’s stockholders:

(a)  Election of Directors. Voting results are summarized as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Vote
Cheryl K. Beebe	72,134,723	4,673,558	36,698	5,500,434
Duane C. Farrington	76,550,099	255,540	39,340	5,500,434
Karen E. Gowland	76,438,524	361,537	44,918	5,500,434
Donna A. Harman	75,034,138	1,774,077	36,764	5,500,434
Mark W. Kowlzan	71,010,084	5,794,306	40,589	5,500,434
Robert C. Lyons	73,241,311	3,562,391	41,277	5,500,434
Thomas P. Maurer	76,127,418	676,192	41,369	5,500,434
Samuel M. Mencoff	66,344,693	8,165,851	2,334,435	5,500,434
Roger B. Porter	61,236,883	13,113,239	2,494,857	5,500,434
Thomas S. Souleles	71,190,711	5,612,633	41,635	5,500,434
Paul T. Stecko	72,779,475	4,025,647	39,857	5,500,434

(b)  Ratification of Independent Registered Public Accounting Firm. The audit committee’s appointment of KPMG LLP as PCA’s independent registered public accounting firm was ratified by the following vote: 80,848,054 votes for, 1,830,602 votes against, and 36,757 abstentions.

(c) Approval of Second Amended and Restated 1999 Long-Term Equity Incentive Plan: 70,515,959 votes for, 6,210,977 votes against, 118,043 abstentions and 5,500,434 broker non-votes.

(d) Approval of PCA’s Executive Compensation: 71,793,232 votes for, 4,930,720 votes against, 121,018 abstentions and 5,500,434 broker non-votes.

(e)  Stockholder Proposal Regarding Director Election Resignation Bylaw: 12,644,915 votes for; 63,816,263 votes against; 383,801 abstentions; and 5,500,434 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACKAGING CORPORATION OF AMERICA

By:	/s/ Kent A. Pflederer
Senior Vice President, General Counsel & Secretary

Date: May 9, 2024